UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 7, 2012

ZAYO GROUP, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-201259
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centennial Parkway, Suite 200, Louisville, CO 80027

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 7, 2012, the Audit Committee of the Board of Directors of Zayo Group, LLC (the “Company”) and management of the Company concluded that as a result of the identification of an error in accounting for a business combination that occurred during the fiscal year ended June 30, 2010, the Company’s annual financial statements as of and for the fiscal years ended June 30, 2011 (“fiscal 2011”) and 2010 (“fiscal 2010”), the Company’s interim financial statements for each of the periods in fiscal 2011, and the interim financial statements as of and for the periods ended September 30, 2011 and December 31, 2011 should be restated and accordingly can no longer be relied upon. The Company intends to file an amended Annual Report on Form 10-K/A for the fiscal year ended June 30, 2011 and amended Quarterly Reports on Form 10-Q/A for the quarters ended September 30, 2011 and December 31, 2011. We have discussed these matters with Grant Thornton LLP, the independent registered public accounting firm that conducted the audits of the financial statements as of and for the years ended June 30, 2011 and 2010.

The restatement is a result of an error in accounting for the Company’s September 9, 2009 acquisition of FiberNet Telecom Group Inc. (“FiberNet”). The error relates to the calculation of the deferred tax assets recognized in the acquisition. The error arose from a mathematical error on the stub period tax return of FiberNet which covered the period January 1, 2009 through September 9, 2009. The mathematical error in the stub period tax return resulted in an overstatement of the tax deduction associated with the exercise of warrants that had previously been issued to a landlord of FiberNet. In purchase accounting, management utilized the overstated net operating loss carryforward included on the stub period return when determining the value to ascribe to the deferred tax assets and the resulting gain on bargain purchase.

The Company intends to restate the financial statements identified above in order to correct the error. The misstatement does not impact operating income or cash flows from operating, investing or financing activities for any of the periods impacted by the misstatement.

The correction of the amount of the deferred tax asset recorded in the acquisition of FiberNet will have the following impact on the fiscal 2010 financial statements:

ZAYO GROUP, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands)

(Unaudited)

	As of June 30, 2010
	Previously Reported	Correction [1]	Restated
Assets
Current assets
Cash and cash equivalents	$87,864	—	$87,864
Trade receivables, net of allowance of $799 and $498 as of June 30, 2011 and 2010, respectively	11,551	—	11,551
Due from related-parties	626	—	626
Prepaid expenses	4,810	—	4,810
Deferred income taxes	4,060	—	4,060
Other assets, current	334	—	334
Assets of discontinued operations, current	3,061	—	3,061

Total current assets	112,306		112,306
Property and equipment, net of accumulated depreciation of $101,941 and $54,077 as of June 30, 2011 and 2010, respectively	297,889	—	297,889
Intangible assets, net of accumulated amortization of $37,980 and $25,421 as of June 30, 2011 and 2010, respectively	56,714	—	56,714
Goodwill	67,854	1,160	69,014
Deferred income taxes	8,508	(8,508)	—
Debt issuance costs, net	9,560	—	9,560
Other assets, non-current	4,866	—	4,866
Assets of discontinued operations, non-current	8,143	—	8,143

Total assets	$565,840	(7,348)	$558,492

Liabilities and member’s equity
Current liabilities
Accounts payable	$10,015	—	$10,015
Accrued liabilities	17,152	—	17,152
Accrued interest	7,794	—	7,794
Capital lease obligations, current	1,673	—	1,673
Deferred revenue, current	8,091	—	8,091
Liabilities of discontinued operations, current	1,740	—	1,740

Total current liabilities	46,465	—	46,465
Capital lease obligations, non-current	11,033	—	11,033
Long-term debt	247,080	—	247,080
Deferred revenue, non-current	22,605	—	22,605
Stock-based compensation liability	21,556	—	21,556
Deferred tax liability	—	1,733	1,733
Other long term liabilities	2,397	—	2,397
Liabilities of discontinued operations, non-current	1,568	—	1,568

Total liabilities	352,704	1,733	354,437
Member’s equity
Member’s interest	217,129	—	217,129
Accumulated deficit	(3,993)	(9,081)	(13,074)

Total member’s equity	213,136	(9,081)	204,055

Total liabilities and member’s equity	$565,840	(7,348)	$558,492

[1]	- The adjustments to the balance sheet in fiscal 2010 will flow through each of the quarters and fiscal years subject to restatement.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands)

(Unaudited)

	Year Ended June 30, 2010
	Previously Reported	Correction	Restated
Revenue	$199,330	$—	$199,330
Operating costs and expenses
Operating costs, excluding depreciation and amortization	62,688	—	62,688
Selling, general and administrative expenses	65,911	—	65,911
Stock-based compensation	18,168	—	18,168
Depreciation and amortization	38,738	—	38,738

Total operating costs and expenses	185,505	—	185,505

Operating income	13,825	—	13,825
Other income/(expense)
Interest expense	(18,692)	—	(18,692)
Other income, net	1,526	—	1,526
Gain on bargain purchase	9,081	(9,081)	—
Loss on extinguishment of debt	(5,881)	—	(5,881)

Total other expense, net	(13,966)	(9,081)	(23,047)

Loss from continuing operations before provision for income taxes	(141)	(9,081)	(9,222)
Provision for income taxes	4,823	—	4,823

Loss from continuing operations	(4,964)	(9,081)	(14,045)
Earnings from discontinued operations, net of income taxes	5,425	—	5,425

Net earnings/(loss)	$461	$(9,081)	$(8,620)

Management has evaluated the effect of the restatement on the Company’s prior conclusions on the adequacy of its internal control over financial reporting and disclosure controls and procedures as of the end of each of the applicable restatement periods. Based on this evaluation, management concluded the Company’s controls to evaluate the fair value of acquired assets and liabilities and to record the related deferred income taxes associated with business combinations were not designed in a manner that ensured all relevant factors were considered. The Company will amend its disclosures pertaining to its evaluation of such controls and procedures in connection with filing the amendments to its Form 10-K for the fiscal year ended June 30, 2011 and Forms 10-Q for the quarters ended September 30, 2011 and December 31, 2011.

The foregoing reflects the Company’s views about the accounting adjustments, its financial condition, performance and other matters that constitute “forward-looking” statements, as such term is defined by the federal securities laws. You can find many of these statements by looking for words such as “may,” “will,” “expect,” “anticipate,” believe,” estimate,” “should,” “continue,” “predict,” “preliminary” and similar words used herein. These forward-looking statements are subject to the safe harbor protection provided by federal securities laws. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, the results and effect of the Company’s review of its accounting practices, any potential SEC inquiry with respect to the adjustments or the Company’s accounting practices, the ability of the Company to file its periodic reports, the impact on the Company’s business and the risks detailed from time to time in the Company’s periodic filings under the Securities Exchange Act of 1934. Because the statements are subject to risks and uncertainties, actual developments and results may differ materially from those express or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on the statements, which speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAYO GROUP, LLC

By:	/s/ Ken desGarennes
Ken desGarennes
Chief Financial Officer

DATED: May 9, 2012